UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 6, 2014

GILEAD SCIENCES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA
(Address of principal executive offices)
94404
(Zip Code)
(650) 574-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

(b) Retirement of Named Executive Officer

On January 6, 2014, Gilead Sciences, Inc. announced that Kevin Young CBE, Executive Vice President, Commercial Operations, has informed the company of his decision to retire, effective February 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)
/s/ Robin L. Washington
Robin L. Washington Senior Vice President and Chief Financial Officer

Date:    January 9, 2014